INVENTORY AND SPARE PARTS	12 Months Ended
Dec. 31, 2013
INVENTORY AND SPARE PARTS
INVENTORY AND SPARE PARTS

8. INVENTORY AND SPARE PARTS

        Inventory and spare parts as of December 31, 2013 and 2012 comprised the following:

	December 31,
	2013	2012
Handsets and accessories	7,436	7,230
SIM cards and prepaid phone cards	395	166
Spare parts for telecommunication equipment	305	715
Advertising and other materials	362	475

Total inventory and spare parts	8,498	8,586

        Other materials mainly consist of stationary, fuel and auxiliary materials.

        Obsolescence expense for the years ended December 31, 2013, 2012 and 2011 amounted to RUB 660 million, RUB 759 million and RUB 827 million, respectively, and was included in general and administrative expenses in the accompanying consolidated statements of operations and comprehensive income. Spare parts for base stations included in inventory are expected to be utilized within the twelve months following the statements of financial position date.